Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Lingo Media Inc. (the “Company”) on Form 6-K for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael P. Kraft, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

“Michael P. Kraft”____________________

Michael P. Kraft,

Chief Executive Officer

January 13, 2005

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Lingo Media Inc. (the “Company”) on Form 6-K for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Khurram R. Qureshi, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

“Khurram R. Qureshi”______________

Khurram R. Qureshi,

Chief Financial Officer

January 13, 2005